INVESCO GLOBAL HEALTH CARE FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         3

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                            24,083
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                               290
                              Class C                                             3,271
                              Class Y                                               723
                              Investor Class                                     17,970

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                           $ 34.49
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                           $ 25.10
                              Class C                                           $ 25.13
                              Class Y                                           $ 35.02
                              Investor Class                                    $ 34.50

INVESCO DEVELOPING MARKETS FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         13

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $ 7,251
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class Y                            $12,161
                              Class R5                           $ 4,960
                              Class R6                           $ 2,634

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $0.2423
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class Y                            $0.3238
                              Class R5                           $0.3753
                              Class R6                           $0.3859

74U.
                            1 Number of shares outstanding (000's Omitted)
                              Class A                             28,557
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                372
                              Class C                              2,763
                              Class Y                             30,473
                              Class R5                            10,631
                              Class R6                             4,156

74V.
                            1 Net asset value per share (to nearest cent)
                              Class A                            $ 28.27
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                            $ 27.59
                              Class C                            $ 27.56
                              Class Y                            $ 28.30
                              Class R5                           $ 28.23
                              Class R6                           $ 28.22

INVESCO ENDEAVOR FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         16

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                             7,526
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                                99
                              Class C                                             2,348
                              Class R                                             1,307
                              Class Y                                             1,239
                              Class R5                                            1,284
                              Class R6                                            3,037

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                            $17.18
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                            $15.31
                              Class C                                            $15.32
                              Class R                                            $16.64
                              Class Y                                            $17.58
                              Class R5                                           $18.02
                              Class R6                                           $18.08

INVESCO SELECT COMPANIES FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         18

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                            22,001
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                               198
                              Class C                                             7,567
                              Class R                                             2,229
                              Class Y                                             5,872
                              Class R5                                            2,199

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                           $ 15.95
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                           $ 14.04
                              Class C                                           $ 14.01
                              Class R                                           $ 15.35
                              Class Y                                           $ 16.24
                              Class R5                                          $ 16.87

INVESCO CHINA FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         19

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $   546
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                            $     4
                              Class C                            $    23
                              Class Y                            $    47
                              Class R5                           $     1

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $0.2157
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                            $0.0335
                              Class C                            $0.0335
                              Class Y                            $0.3278
                              Class R5                           $0.2754

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                              2,475
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                 80
                              Class C                                613
                              Class Y                                198
                              Class R5                                 2

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $ 20.45
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                            $ 19.90
                              Class C                            $ 19.87
                              Class Y                            $ 20.45
                              Class R5                           $ 20.45

INVESCO INTERNATIONAL TOTAL RETURN FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         21

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $   149
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                            $     1
                              Class C                            $    12
                              Class Y                            $    25
                              Class R5                           $     0
                              Class R6                           $    73

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $0.0580
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                            $0.0218
                              Class C                            $0.0217
                              Class Y                            $0.0701
                              Class R5                           $0.0701
                              Class R6                           $0.0701

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                              2,666
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                 60
                              Class C                                495
                              Class Y                                532
                              Class R5                                 0
                              Class R6                                 1

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $ 10.62
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                            $ 10.61
                              Class C                            $ 10.60
                              Class Y                            $ 10.62
                              Class R5                           $ 10.62
                              Class R6                           $ 10.62

INVESCO BALANCED-RISK ALLOCATION FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         23

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $ 57,902
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                            $    225
                              Class C                            $ 26,864
                              Class R                            $    542
                              Class Y                            $ 65,221
                              Class R5                           $  4,519
                              Class R6                           $ 12,606

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $ 0.2908
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                            $ 0.1936
                              Class C                            $ 0.1936
                              Class R                            $ 0.2584
                              Class Y                            $ 0.3243
                              Class R5                           $ 0.3287
                              Class R6                           $ 0.3433

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                             177,988
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                 997
                              Class C                             128,050
                              Class R                               2,251
                              Class Y                             164,262
                              Class R5                             12,977
                              Class R6                             26,450

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $  10.78
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                            $  10.41
                              Class C                            $  10.41
                              Class R                            $  10.64
                              Class Y                            $  10.90
                              Class R5                           $  10.90
                              Class R6                           $  10.91

INVESCO PACIFIC GROWTH FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         28

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                             2,788
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                                 9
                              Class C                                               196
                              Class R                                                 8
                              Class Y                                               173
                              Class R5                                                1

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                            $24.14
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                            $22.48
                              Class C                                            $22.52
                              Class R                                            $23.90
                              Class Y                                            $24.55
                              Class R5                                           $24.59

INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         40

72DD.                       1 Total Return of Capital for which record date passed during the period. (000's Omitted)
                              Class A                           $   127
                            2 Return of Capital for a second class of open-end company shares (000's Omitted)
                              Class B                           $     5
                              Class C                           $    21
                              Class R                           $     6
                              Class Y                           $     7
                              Class R5                          $    --
                              Class R6                          $   912

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Return of Capital from net investment income
                              Class A                           $0.1408
                            2 Return of Capital for a second class of open-end company shares (form nnn.nnnn)
                              Class B                           $0.1126
                              Class C                           $0.1127
                              Class R                           $0.1312
                              Class Y                           $0.1500
                              Class R5                          $0.1500
                              Class R6                          $0.1500

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                               895
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                25
                              Class C                               173
                              Class R                                44
                              Class Y                                54
                              Class R5                                1
                              Class R6                            9,462

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                           $  6.46
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                           $  6.46
                              Class C                           $  6.47
                              Class R                           $  6.46
                              Class Y                           $  6.46
                              Class R5                          $  6.46
                              Class R6                          $  6.46

INVESCO BALANCED-RISK COMMODITY STRATEGY FUND                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         41

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                             6,044
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                                30
                              Class C                                               436
                              Class R                                                69
                              Class Y                                            51,059
                              Class R5                                           39,801
                              Class R6                                               54

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                           $  6.85
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                           $  6.61
                              Class C                                           $  6.60
                              Class R                                           $  6.78
                              Class Y                                           $  6.95
                              Class R5                                          $  6.97
                              Class R6                                          $  6.98

INVESCO EMERGING MARKETS EQUITY FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         42

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                             1,680
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class C                                               450
                              Class R                                               197
                              Class Y                                               602
                              Class R5                                              209
                              Class R6                                            1,022

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                            $ 6.44
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                                            $ 6.32
                              Class R                                            $ 6.40
                              Class Y                                            $ 6.45
                              Class R5                                           $ 6.45
                              Class R6                                           $ 6.46

INVESCO PREMIUM INCOME FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  04/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         43

72DD.                        1 Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                            $ 1,306
                             2 Dividends for a second class of open-end company shares (000's Omitted)
                               Class C                            $   369
                               Class R                            $     8
                               Class Y                            $   322
                               Class R5                           $     1
                               Class R6                           $ 1,668

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                            $0.2586
                             2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class C                            $0.2216
                               Class R                            $0.2463
                               Class Y                            $0.2709
                               Class R5                           $0.2710
                               Class R6                           $0.2710

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                              5,005
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class C                              1,660
                               Class R                                 31
                               Class Y                              1,087
                               Class R5                                 1
                               Class R6                             4,223

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                            $ 10.09
                             2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class C                            $ 10.08
                               Class R                            $ 10.09
                               Class Y                            $ 10.09
                               Class R5                           $ 10.10
                               Class R6                           $ 10.09

INVESCO GLOBAL MARKETS STRATEGY FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         44

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $   167
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class C                            $    99
                              Class R                            $    --
                              Class Y                            $ 1,082
                              Class R5                           $    --
                              Class R6                           $ 2,606

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $0.2203
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class C                            $0.1243
                              Class R                            $0.1883
                              Class Y                            $0.2490
                              Class R5                           $0.2490
                              Class R6                           $0.2490

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                590
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class C                                840
                              Class R                                  4
                              Class Y                              3,355
                              Class R5                                 1
                              Class R6                                18

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $  9.82
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                            $  9.80
                              Class R                            $  9.83
                              Class Y                            $  9.84
                              Class R5                           $  9.84
                              Class R6                           $  9.83

INVESCO ALL CAP MARKET NEUTRAL FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         45

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $ 1,997
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class C                            $   342
                              Class R                            $     6
                              Class Y                            $ 2,154
                              Class R5                           $    67
                              Class R6                           $    84

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $1.3326
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class C                            $1.3004
                              Class R                            $1.3204
                              Class Y                            $1.3495
                              Class R5                           $1.3495
                              Class R6                           $1.3495

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                              5,569
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class C                              1,333
                              Class R                                 22
                              Class Y                              5,443
                              Class R5                                50
                              Class R6                             6,708

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $ 10.17
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                            $ 10.01
                              Class R                            $ 10.12
                              Class Y                            $ 10.22
                              Class R5                           $ 10.22
                              Class R6                           $ 10.21

INVESCO GLOBAL MARKET NEUTRAL FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         46

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                               805
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class C                                               148
                              Class R                                                 3
                              Class Y                                             1,420
                              Class R5                                               50
                              Class R6                                               67

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                            $ 9.94
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                                            $ 9.80
                              Class R                                            $ 9.89
                              Class Y                                            $ 9.97
                              Class R5                                           $ 9.98
                              Class R6                                           $ 9.98

INVESCO GLOBAL TARGETED RETURNS FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         47

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $   146
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class C                            $    38
                              Class R                            $    --
                              Class Y                            $   948
                              Class R5                           $     1
                              Class R6                           $    68

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $0.0631
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class C                            $0.0378
                              Class R                            $0.0469
                              Class Y                            $0.0881
                              Class R5                           $0.0881
                              Class R6                           $0.0881

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                              2,762
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class C                              1,427
                              Class R                                  1
                              Class Y                             13,937
                              Class R5                                 6
                              Class R6                               795

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $ 10.34
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                            $ 10.19
                              Class R                            $ 10.29
                              Class Y                            $ 10.37
                              Class R5                           $ 10.37
                              Class R6                           $ 10.37

INVESCO LONG/SHORT EQUITY FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         48

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $   601
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class C                            $   125
                              Class R                            $     2
                              Class Y                            $   393
                              Class R5                           $    29
                              Class R6                           $    31

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $0.5532
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class C                            $0.4766
                              Class R                            $0.5277
                              Class Y                            $0.5839
                              Class R5                           $0.5839
                              Class R6                           $0.5839

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                              1,395
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class C                                292
                              Class R                                  5
                              Class Y                                756
                              Class R5                                50
                              Class R6                             4,261

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $ 10.56
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                            $ 10.44
                              Class R                            $ 10.53
                              Class Y                            $ 10.60
                              Class R5                           $ 10.60
                              Class R6                           $ 10.60

INVESCO LOW VOLATILITY EMERGING MARKETS FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         49

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $    15
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class C                            $    --
                              Class R                            $    --
                              Class Y                            $    15
                              Class R5                           $     1
                              Class R6                           $     1

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $0.0691
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class C                            $0.0133
                              Class R                            $0.0482
                              Class Y                            $0.0881
                              Class R5                           $0.0881
                              Class R6                           $0.0881

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                340
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class C                                 31
                              Class R                                  3
                              Class Y                                162
                              Class R5                                15
                              Class R6                             4,782

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $  8.18
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                            $  8.13
                              Class R                            $  8.17
                              Class Y                            $  8.19
                              Class R5                           $  8.19
                              Class R6                           $  8.18

INVESCO MACRO INTERNATIONAL EQUITY FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         50

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $    37
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class C                            $    --
                              Class R                            $    --
                              Class Y                            $    53
                              Class R5                           $     5
                              Class R6                           $     5

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $0.1060
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class C                            $0.0569
                              Class R                            $0.0890
                              Class Y                            $0.1293
                              Class R5                           $0.1293
                              Class R6                           $0.1293

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                349
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class C                                  9
                              Class R                                  1
                              Class Y                                411
                              Class R5                                35
                              Class R6                                35

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $  8.68
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                            $  8.62
                              Class R                            $  8.66
                              Class Y                            $  8.69
                              Class R5                           $  8.68
                              Class R6                           $  8.69

INVESCO MACRO LONG/SHORT FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         51

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $    22
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class C                                 --
                              Class R                                 --
                              Class Y                            $    36
                              Class R5                           $     3
                              Class R6                           $     4

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                             0.0321
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class C                             0.0152
                              Class R                             0.0255
                              Class Y                             0.0538
                              Class R5                            0.0538
                              Class R6                            0.0538

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                646
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class C                                  3
                              Class R                                  1
                              Class Y                                655
                              Class R5                                65
                              Class R6                                77

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $  9.10
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                            $  9.05
                              Class R                            $  9.08
                              Class Y                            $  9.12
                              Class R5                           $  9.12
                              Class R6                           $  9.12

INVESCO GLOBAL INFRASTRUCTURE FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         52

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $    28
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class C                            $     1
                              Class R                            $    --
                              Class Y                            $    42
                              Class R5                           $    --
                              Class R6                           $     1

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $0.0810
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class C                            $0.0478
                              Class R                            $0.0699
                              Class Y                            $0.0920
                              Class R5                           $0.0920
                              Class R6                           $0.0920

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                368
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class C                                 35
                              Class R                                  5
                              Class Y                                474
                              Class R5                                 1
                              Class R6                                 8

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $  9.37
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                            $  9.35
                              Class R                            $  9.36
                              Class Y                            $  9.37
                              Class R5                           $  9.37
                              Class R6                           $  9.37

INVESCO STRATEGIC INCOME FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         53

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $   311
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class C                            $    52
                              Class R                            $     1
                              Class Y                            $   274
                              Class R5                           $     0
                              Class R6                           $     0

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $0.1491
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class C                            $0.1135
                              Class R                            $0.1374
                              Class Y                            $0.1612
                              Class R5                           $0.1613
                              Class R6                           $0.1613

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                              2,131
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class C                                461
                              Class R                                  7
                              Class Y                              1,343
                              Class R5                                 1
                              Class R6                                 1

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $  9.27
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                            $  9.27
                              Class R                            $  9.27
                              Class Y                            $  9.27
                              Class R5                           $  9.27
                              Class R6                           $  9.27

INVESCO MLP FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73C, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         55

72DD.                       1 Total Return of Capital for which record date passed during the period. (000's Omitted)
                              Class A                                77
                            2 Return of Capital for a second class of open-end company shares (000's Omitted)
                              Class C                                 7
                              Class R                                 3
                              Class Y                                65
                              Class R5                                0
                              Class R6                                0

73C.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Return of Capital from net investment income
                              Class A                           $0.1729
                            2 Return of Capital for a second class of open-end company shares (form nnn.nnnn)
                              Class C                           $0.1520
                              Class R                           $0.1660
                              Class Y                           $0.1800
                              Class R5                          $0.1800
                              Class R6                          $0.1800

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                               535
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class C                                63
                              Class R                                30
                              Class Y                               522
                              Class R5                                1
                              Class R6                                1

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                           $  5.96
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                           $  5.95
                              Class R                           $  5.96
                              Class Y                           $  5.96
                              Class R5                          $  5.96
                              Class R6                          $  5.96

INVESCO UNCONSTRAINED BOND FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-05426
SERIES NO.:         54

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                            $   130
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class C                            $     2
                              Class R                            $    --
                              Class Y                            $   143
                              Class R5                           $    --
                              Class R6                           $    --

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                            $0.0987
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class C                            $0.0627
                              Class R                            $0.0866
                              Class Y                            $0.1107
                              Class R5                           $0.1107
                              Class R6                           $0.1107

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                              1,303
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class C                                 35
                              Class R                                  1
                              Class Y                              1,300
                              Class R5                                 1
                              Class R6                                 1

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                            $  9.36
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                            $  9.35
                              Class R                            $  9.35
                              Class Y                            $  9.36
                              Class R5                           $  9.36
                              Class R6                           $  9.36